UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

RENEWABLE ENERGY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

000-53900
(Commission File No.)

Nevada	74-3219044
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

2694 Blackwater Rd
. NW
Longville,
MN
56655
(Address of principal executive offices)

(612) 867-2203
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the Filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act): YES
☒
NO

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

State the number of shares outstanding of each of the issuer's classes of common equity as of the latest practicable date: As of February 1, 2024, 700,000 shares of common stock, par value $0.0001, were outstanding.

Item 4.01 Change in Registrant’s Certifying Accountant.
(a) On February 01, 2024, Rosenberg Rich Baker Berman, P.A (“RRBB”) was dismissed as the independent registered public accounting firm for Renewable Energy Acquisition Corp. (the “Company”) and replaced by Hudgens CPAs (“Hudgens”). The decision to replace RRBB with
Hudgens was approved by the Board of Directors of the Company.

During the years ended December 31, 2023 and 2022 and the subsequent interim period through February 01, 2024, there were no: (1) disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of RRBB on the consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: None.

Before filing this Current Report on Form 8-K with the SEC, the Company provided RRBB with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that RRBB issue a letter, addressed to the SEC, stating whether or not RRBB agrees with the statements contained in this Item 4.01(a). A copy of RRBB’s letter dated February
1
, 2024, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
16.1	Letter of BKD, LLP dated February 1, 2024

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENWABLE ENERGY ACQUISITION CORP.

Dated February 1 , 2024	By:	/s/ Craig Laughlin
Craig Laughlin, President